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                   UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON, D.C.  20549


                                       FORM 8-K


                                    CURRENT REPORT

                         Pursuant to Section 13 or 15(d) of
                         the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  May 28, 1997
                                                   ---------------



                                    SERACARE, INC.
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                (Exact name of registrant as specified in its charter)


     Delaware                        0-21781                  95-4343492
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(State or other                   (Commission               (I.R.S. Employer
jurisdiction of                    File Number)               Identification
incorporation)                                                   Number)


     1925 Century Park East, Suite 1970, Los Angeles, California   90067
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            (Address of principal executive offices)             (Zip Code)


Registrant's telephone number, including area code:  (310) 772-7777
                                                     -------------------


                                    Not Applicable
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            (Former name or former address, if changed since last report)

Total sequentially numbered pages in this document: 3.

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ITEM 5.   OTHER ITEMS.
          ------------

On May 28, 1997, the Board of Directors of SeraCare, Inc. established an Audit Committee consisting of:

     Dr. Nelson Teng - Outside Director
     Ezzat Jallad - Outside Director
     Jerry L. Burdick - Executive Vice President, Chief Financial Officer,
                        Secretary and a Director  of SeraCare, Inc.


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                                      SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                              SERACARE, INC.



Date:      January 15, 1998        By: /S/
           ---------------------       -----------------------------
                                       Barry D. Plost
                                       Chairman of the Board, President
                                             and Chief Executive Officer

                                   By: /S/
                                       -------------------------------
                                       Jerry L. Burdick
                                       Executive Vice President and
                                             Chief Financial Officer


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